UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685

Name of Registrant:	Vanguard Morgan Growth Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – March 31, 2011

Item 1: Reports to Shareholders

Vanguard Morgan™ Growth Fund
Semiannual Report

March 31, 2011

> For the six months ended March 31, 2011, Vanguard Morgan Growth Fund returned about 20%, slightly ahead of its benchmark index and the average return of competing funds.

> Stock markets worldwide rose impressively over the six months, overcoming hurdles related to the unrest in North Africa and the Middle East and the earthquake and tsunami in Japan.

> Each of the ten industry sectors posted positive results, and strong stock selection carried the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	19.77%
Admiral™ Shares	19.87
Russell 3000 Growth Index	19.33
Multi-Cap Growth Funds Average	18.91
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$16.04	$19.11	$0.096	$0.000
Admiral Shares	49.75	59.25	0.362	0.000

Chairman’s Letter

Dear Shareholder,

The stock market displayed momentum and resiliency for the six months ended March 31, 2011, as the U.S. economy continued to improve and corporate earnings increased. Vanguard Morgan Growth Fund benefited from this strong investment environment, as well as sharp stock selections from the fund’s five advisors.

Morgan Growth Fund returned about 20% for the period, a bit better than its benchmark, the Russell 3000 Growth Index, and the average return of its multi-capitalization growth fund peers. All ten industry sectors contributed to the fund’s return. Compared with the benchmark, the fund’s stock selection proved to be an advantage across almost every sector.

Despite distressing headlines, stock markets rallied

Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices

With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six-month period. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Strong-performing stock choices lifted fund’s performance

Morgan Growth Fund showed notable strength across all sectors during the six-month period. Information technology,

Market Barometer

	Total Returns
	Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

by far the fund’s largest sector, contributed the most to its return. Businesses continued to expand their technology budgets, and the fund benefited from its larger exposure, compared with the benchmark, to chipmaker Altera and networking firms Juniper and Riverbed Technologies. At the same time, the fund’s allocation was much less than the benchmark’s to Hewlett-Packard, which suffered from weak consumer demand for personal computers.

The consumer discretionary sector was also a significant contributor. As the economy continued to improve, consumers gained confidence and felt secure enough to increase their spending. Beyond that simple story, further factors led ubiquitous coffee chain Starbucks to strong returns. Starbucks rose on news of its strategic arrangement with Green Mountain Coffee Roasters. Entertainment titan Walt Disney, also a major holding, profited from rising affiliate fees and advertising rates as well as receipts from its movies and theme parks.

Economic improvement also made a difference in the industrials sector. Corporations, both in the United States and abroad, were helped by rising demand for construction and farm machinery. Caterpillar, the world’s largest heavy equipment manufacturer, made significant inroads in developing markets.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.44%	0.30%	1.45%

The fund expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratios were 0.42% for Investor Shares and 0.28% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Growth Funds.

While the fund had little exposure to consumer staples stocks, which underperformed during the period, the advisors’ selection within that segment significantly boosted performance. Leading the way was food retailer Whole Foods Markets. Conversely, the fund had less exposure than the benchmark to Wal-Mart Stores. Many consumers who flocked to Wal-Mart during the financial crisis have resumed shopping at higher-end stores. The chain’s core customers, on the other hand, have less money to spend on discretionary items, now that rising oil prices are siphoning more out of their wallets.

Morgan Growth’s biggest stumble came in the energy sector. Energy conglomerate Exxon Mobil, which totals about 5% of the benchmark, surged nearly 40% during the period. Morgan’s allocation to Exxon Mobil was just a fraction of the benchmark’s weighting, although that misstep was offset by strong stock picks elsewhere in the sector.

Look at the long-term regardless of market’s moods

Even bad news can’t seem to derail the stock market’s recovery, now two years old. The broad stock market paused but didn’t plunge on news of the Middle East unrest and Japan’s earthquake, tsunami, and nuclear crisis. But the stock market can be fickle both as a friend and as a foe, and investors should be aware of its tendencies even though its patterns are unpredictable. Just as the terrible financial crisis of 2008 didn’t last, the current buoyant environment will also eventually fade.

Because the market can be erratic in the short term but a potentially powerful tool in the long term, we recommend you take an investment approach designed to build wealth—while allowing you to hold fast through ups and downs—over time. This means creating a balanced portfolio of stocks, bonds, and cash reserves that is based on your specific time horizon, goals, and risk tolerance. The Morgan Growth Fund, which draws on the expertise and experience of five independent advisors, can play an important role in your portfolio by providing low-cost and broadly diversified exposure to U.S. growth stocks.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2011

Advisors’ Report

For the fiscal half-year ended March 31, 2011, Vanguard Morgan Growth Fund returned 19.77% for Investor Shares and 19.87% for the lower-cost Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on April 19, 2011.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	45	4,225	Uses traditional methods of stock selection—research
Company, LLP			and analysis—that identify companies believed to have
			above-average growth prospects, particularly those in
			industries undergoing change. Focuses on mid- and
			large-capitalization companies with proven records of
			sales and earnings growth, profitability, and cash-flow
			generation.
Jennison Associates LLC	18	1,675	Research-driven, fundamental investment approach
			that relies on in-depth company knowledge gleaned
			through meetings with management, customers, and
			suppliers.
Vanguard Quantitative Equity	12	1,161	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
Frontier Capital Management Co.,	11	1,071	Research-driven, fundamental investment approach
LLC			that seeks companies with above-average growth
			prospects, reasonable valuations, and competitive
			advantages.
Kalmar Investment Advisers	11	1,041	Employs a “growth-with-value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Cash Investments	3	256	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

Wellington Management
Company, llp

Portfolio Manager:
Paul E. Marrkand, CFA,
Senior Vice President

Our portion of the fund uses traditional methods of stock selection, including research and analysis, to identify companies that we believe have above-average growth prospects, particularly those in industries undergoing change. Research focuses on mid- and large-capitalization companies with a proven record of sales and earnings growth, profitability, and cash-flow generation.

Based on our growth, quality, and valuation investment process, we were able to take advantage of the volatility in the market over the past six months by purchasing sustainable growth companies at attractive valuations. We remained true to our process and continued to invest in undervalued companies that have the ability to innovate, gain market share, and grow sales and free cash flow at an above-average rate.

Security selection contributed to the portfolio’s return over the period. As a beneficiary of wide area network optimization across the globe, information technology holding Riverbed Technology was a top contributor for the period.

Sector allocation was a detractor for the half-year, with Cisco Systems among the portfolio’s top relative detractors. Shares of Cisco fell on weaker-than-expected revenue guidance as state and local government spending slowed sharply on budget concerns. However, based upon our current present-value scenario analysis, we find Cisco extremely attractive at today’s prices and have increased the size of our position.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher,
Managing Director

Energy was the U.S. market’s strongest-performing sector by a wide margin in the period, spurred first by indications of stronger global economic expansion then by unrest in the Middle East and uncertainty related to Japan’s earthquake and tsunami. Because of its underweighted position, the portfolio was hurt by the rapid run-up in the sector.

Stock selection, on the other hand, was broadly beneficial to portfolio return. Oil services company Schlumberger’s returns outpaced those of the energy sector as a whole as the operating environment encouraged increased investment. In technology, Juniper Networks rose on increased customer spending and new high-speed silicon products. Starbucks was a notable performer in consumer discretionary on strong domestic and international growth. In health care, scientific-testing equipment maker Agilent reported stronger-than-projected earnings and offered better-than-expected earnings guidance. In consumer staples, Whole Foods’ earnings exceeded forecasts on strong sales, solid operating margins, and capital discipline.

Underweighted positions in industrials and materials hurt relative performance, as did overweightings in health care and information technology. Individual detractors from return included Abbott, which faced competitive threats; Anheuser-Busch InBev, which declined on concerns about volume growth; and generic drug company Teva, which offered disappointing earnings guidance.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

During the fiscal half-year U.S. equity markets showed resiliency and continued to rebound from the low points reached over two years ago despite global economic and geopolitical concerns. Strong corporate earnings and better-than-

expected job growth buoyed equities despite the volatility brought on by the turmoil in the Arab world, the continuing European sovereign debt crisis, and the uncertainty following the natural disaster in Japan. Markets experienced a shock in mid-February as investors digested news related to the protests in the Middle East and Northern Africa, combined with a 20% increase in crude oil prices, before stabilizing and resuming the climb to levels not seen since mid-2008.

Multi-cap growth stocks, the focus of your investment in the Morgan Growth Fund, outpaced value stocks by more than a full percentage point, led by energy, materials, and industrial companies. Telecommunications and consumer staples companies were the laggards for the fiscal period, although all ten sectors provided positive absolute returns.

Our stock selection results added value in eight of ten sectors and were strongest in the health care, industrials, and information technology sectors. In health care, selections such as Amerisource Bergen and United Health Group added most to our returns. In consumer discretionary and information technology, CBS, Starbucks, Altera, and Autodesk were large contributors to relative results.

Frontier Capital Management Co., LLC

Portfolio Manager:
Stephen Knightly, CFA,
Senior Vice President

Christopher J. Scarpa,
Vice President

Given the balance of macroeconomic influences, including unrest in the Middle East and North Africa as well as the devastation in Japan, we expect corporate earnings growth to slow to more normalized levels. In an environment where earnings growth is driven less by cost-cutting and cyclical recovery, we expect companies with enduring secular growth attributes, attractive opportunities to expand margins, and appealing valuations to lead performance.

The portfolio was boosted by strong contributions from the technology and health care sectors. In technology, we continued to focus on share gainers in strong secular growth markets. In health care, our attention was centered on companies with multiple ways of making money. Our goal is to identify those companies that through multiple methods (sales, improving margins, strong cash flow) can produce strong returns on capital.

Performance was hindered by consumer discretionary stocks. No single stock was down substantially, but a number suffered under the pressure of rising oil prices, which tends to crimp consumer spending.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and
Chief Investment Officer

Starting just after Federal Reserve Chairman Ben Bernanke’s late-August announcement of a second round of monetary stimulus measures, dubbed “QE2” for quantitative easing, the U.S. stock markets climbed steadily on low volatility––until recently. This reflected an improving outlook for U.S. and world economic growth and expanding corporate profits, the primary driver of the stock market.

In the most recent quarter, market volatility escalated sharply as so-called “exogenous risks” affected the market. Considering the magnitude of uncertainty from Eurozone debt jitters, uprisings in the Middle East, spiking oil prices, the NATO allies’ bombing of Libya, and Japan’s natural and nuclear disasters, the market has behaved heroically, moving up to post-recession highs. To Kalmar, this resiliency confirms the present bull market and signals further improvement ahead in employment, consumer and business spending, and corporate profits. If true, for the time being we believe this could put a rising floor under equities. Meanwhile, stock market valuations are still reasonable.

Even in an economy whose growth appears to be gaining traction, Kalmar continues to emphasize ownership of “better companies” that are able to create their own future growth opportunities through innovation and internal initiatives. Such self-generating capabilities allow corporate success that is more reliable and more independent of big picture developments. Accordingly, our portfolio contains a blend of differentiated cyclical growers, true secular growth companies, and growth “special situations” with unique business drivers, all of which we buy with attractive valuations relative to their prospects.

Our biggest portfolio successes for the six months from a sector standpoint came in our technology, financial services, and producer durables holdings; and our relative shortfalls came in consumer discretionary and energy, the best performer of all sectors. In energy, our absolute returns were good but lagged exceptional sector returns, driven by sharply rising oil prices. The portfolio’s exploration and production companies were very successful in boosting reserves but their focus on natural gas was a detriment at a time of weak gas pricing. Our consumer discretionary performance was hurt by several one-off company earnings setbacks, including specialty retailer Urban Outfitters, which we still own, and WMS Industries, which we sold because demand for gambling equipment is not recovering with the economy.

Individual big contributors came from many sectors, prominently including technology: Verifone Systems, the leader in electronic payment terminals; Cognizant Technology Solutions, the Indian software outsourcer; and Polycom Inc., the video conferencing leader. Each benefited from business efforts to reduce costs while maintaining advantages in essential business tasks. Other successes included Foster Wheeler, the international engineering and construction company; Trimble Navigation, which applies GPS technology to industrial applications; Herbalife, the emerging-market-focused direct sales organization; Fastenal, the industrial supply distributor; and Cooper Cos., the international market leader in specialty contact lenses.

Morgan Growth Fund

Fund Profile
As of March 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.44%	0.30%
30-Day SEC Yield	0.41%	0.55%

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	336	1,876	3,817
Median Market Cap $17.2B		$35.1B	$31.4B
Price/Earnings Ratio	20.6x	18.9x	17.9x
Price/Book Ratio	3.7x	3.8x	2.3x
Return on Equity	23.1%	24.1%	18.9%
Earnings Growth Rate 12.5%		10.4%	5.9%
Dividend Yield	0.8%	1.3%	1.7%
Foreign Holdings	5.4%	0.0%	0.0%
Turnover Rate
(Annualized)	61%	—	—
Short-Term Reserves	3.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	14.5%	14.5%	11.8%
Consumer Staples	3.8	8.7	9.2
Energy	9.4	11.4	11.8
Financials	4.2	4.7	16.2
Health Care	12.1	10.7	10.7
Industrials	14.2	13.9	11.6
Information
Technology	36.7	30.1	18.5
Materials	3.5	5.1	4.5
Telecommunication
Services	1.4	0.8	2.6
Utilities	0.2	0.1	3.1

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Growth Index	Index
R-Squared	0.99	0.95
Beta	1.02	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	3.4%
International Business	IT Consulting &
Machines Corp.	Other Services	3.2
Oracle Corp.	Systems Software	2.2
EMC Corp.	Computer Storage
	& Peripherals	1.8
Altera Corp.	Semiconductors	1.7
Microsoft Corp.	Systems Software	1.7
Cisco Systems Inc.	Communications
	Equipment	1.7
Google Inc. Class A	Internet Software &
	Services	1.6
Caterpillar Inc.	Construction &
	Farm Machinery &
	Heavy Trucks	1.4
NetApp Inc.	Computer Storage
	& Peripherals	1.2
Top Ten		19.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratios were 0.42% for Investor Shares and 0.28% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/31/1968	19.70%	3.32%	4.39%
Admiral Shares	5/14/2001	19.84	3.49	3.57[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.2%)[1]
Consumer Discretionary (13.8%)
	Starbucks Corp.	2,946,498	108,873
*	Amazon.com Inc.	477,260	85,969
	Coach Inc.	1,285,070	66,875
	Omnicom Group Inc.	1,190,741	58,418
*	Ford Motor Co.	3,718,794	55,447
	Walt Disney Co.	1,143,786	49,286
	Ross Stores Inc.	655,955	46,651
*	ITT Educational
	Services Inc.	622,846	44,938
	TJX Cos. Inc.	808,080	40,186
	NIKE Inc. Class B	522,581	39,559
*	LKQ Corp.	1,558,251	37,554
	Bayerische Motoren
	Werke AG ADR	1,265,922	35,186
	Advance Auto Parts Inc.	525,471	34,481
	Home Depot Inc.	928,279	34,402
	News Corp. Class A	1,848,439	32,459
*	Apollo Group Inc. Class A	584,090	24,362
*	Lululemon Athletica Inc.	232,475	20,702
	Tractor Supply Co.	338,785	20,280
*	CarMax Inc.	583,345	18,725
*	priceline.com Inc.	36,464	18,467
	Gentex Corp.	577,385	17,466
	Polo Ralph Lauren Corp.
	Class A	138,099	17,076
*	BorgWarner Inc.	213,346	17,002
*	Dollar Tree Inc.	295,400	16,401
	DeVry Inc.	290,910	16,020
	Harman International
	Industries Inc.	341,900	16,008
*	Discovery Communications
	Inc. Class A	401,000	16,000
	Nordstrom Inc.	346,970	15,572
*	Discovery Communications
	Inc.	432,415	15,225
	McDonald’s Corp.	197,500	15,028
	Starwood Hotels & Resorts
	Worldwide Inc.	237,900	13,827

*	DIRECTV Class A	290,200	13,581
	Williams-Sonoma Inc.	304,635	12,338
	Scripps Networks
	Interactive Inc. Class A	245,600	12,302
	Harley-Davidson Inc.	278,200	11,821
	Buckle Inc.	290,524	11,737
*	Bed Bath & Beyond Inc.	241,200	11,643
*	Las Vegas Sands Corp.	273,007	11,526
	Target Corp.	225,000	11,252
*	Urban Outfitters Inc.	375,400	11,198
*	Warnaco Group Inc.	194,925	11,148
*	O’Reilly Automotive Inc.	193,200	11,101
	Darden Restaurants Inc.	209,480	10,292
	Service Corp. International	924,415	10,224
	CBS Corp. Class B	372,300	9,322
*	Tenneco Inc.	210,858	8,951
*	Ctrip.com International
	Ltd. ADR	204,896	8,501
	Wynn Resorts Ltd.	65,600	8,348
	Autoliv Inc.	106,340	7,894
*	AutoZone Inc.	28,400	7,769
	Tiffany & Co.	116,600	7,164
	Cablevision Systems Corp.
	Class A	201,500	6,974
*	TRW Automotive
	Holdings Corp.	120,200	6,621
	Chico’s FAS Inc.	437,953	6,525
	Time Warner Cable Inc.	71,200	5,079
*	Fossil Inc.	48,699	4,561
*	Chipotle Mexican Grill Inc.
	Class A	15,700	4,276
	Comcast Corp. Class A
	Special Shares	183,634	4,264
*	Liberty Global Inc. Class A	58,700	2,431
*	Liberty Global Inc.	59,000	2,359
	Virgin Media Inc.	67,500	1,876
*	DISH Network Corp. Class A	24,100	587
	Lowe’s Cos. Inc.	13,500	357
			1,302,467

Morgan Growth Fund

			Market
			Value
		Shares	($000)
Consumer Staples (3.4%)
	Whole Foods Market Inc.	657,725	43,344
	Estee Lauder Cos. Inc.
	Class A	391,902	37,764
	Mead Johnson Nutrition Co.	582,638	33,752
	Costco Wholesale Corp.	417,695	30,625
	Philip Morris
	International Inc.	414,700	27,217
	Wal-Mart Stores Inc.	469,200	24,422
	Herbalife Ltd.	299,010	24,327
*	Hansen Natural Corp.	296,938	17,884
	PepsiCo Inc.	189,800	12,225
	Coca-Cola Co.	148,278	9,838
	Colgate-Palmolive Co.	117,500	9,489
	Kroger Co.	379,000	9,085
	Anheuser-Busch
	InBev NV ADR	143,268	8,191
	Dr Pepper Snapple
	Group Inc.	188,800	7,016
	Coca-Cola Enterprises Inc.	240,500	6,566
	Hershey Co.	94,000	5,109
	Sara Lee Corp.	274,300	4,847
	Kimberly-Clark Corp.	46,600	3,042
	Hormel Foods Corp.	94,800	2,639
	Walgreen Co.	19,700	791
			318,173
Energy (8.8%)
	Occidental Petroleum Corp.	898,449	93,879
	Exxon Mobil Corp.	940,280	79,106
	Schlumberger Ltd.	804,148	74,995
*	Cameron International
	Corp.	1,070,246	61,111
	Valero Energy Corp.	2,023,226	60,333
	Anadarko Petroleum Corp.	528,032	43,256
*	Concho Resources Inc.	394,728	42,354
	Canadian Natural
	Resources Ltd.	853,657	42,196
	Diamond Offshore
	Drilling Inc.	439,920	34,182
	Baker Hughes Inc.	413,430	30,358
*	Oceaneering
	International Inc.	318,946	28,530
	BP plc ADR	583,372	25,750
*	SandRidge Energy Inc.	1,480,760	18,954
*	Continental Resources Inc.	220,700	15,773
*,^	InterOil Corp.	210,600	15,719
*	Pride International Inc.	287,700	12,357
*	Petrohawk Energy Corp.	483,980	11,877
*	Superior Energy
	Services Inc.	277,460	11,376
*	Alpha Natural
	Resources Inc.	191,310	11,358
*	McDermott
	International Inc.	445,300	11,306
	Core Laboratories NV	100,490	10,267

	Peabody Energy Corp.	139,300	10,024
	National Oilwell Varco Inc.	119,540	9,476
	Pioneer Natural
	Resources Co.	85,600	8,724
	Cabot Oil & Gas Corp.	164,600	8,719
	Consol Energy Inc.	154,300	8,275
*	Whiting Petroleum Corp.	111,700	8,204
	El Paso Corp.	430,200	7,744
*	Southwestern Energy Co.	178,780	7,682
	Hess Corp.	89,600	7,635
	Sunoco Inc.	155,900	7,107
*	Weatherford
	International Ltd.	290,380	6,563
	Murphy Oil Corp.	56,100	4,119
*	Tesoro Corp.	106,700	2,863
	Halliburton Co.	32,800	1,635
	Arch Coal Inc.	13,100	472
			834,279
Exchange-Traded Fund (0.7%)
^,2	Vanguard Growth ETF	1,044,900	67,187

Financials (3.7%)
	Goldman Sachs Group Inc.	451,218	71,505
	American Express Co.	1,541,853	69,692
	Lincoln National Corp.	1,006,076	30,223
	T Rowe Price Group Inc.	404,790	26,886
*	CB Richard Ellis Group
	Inc. Class A	872,570	23,298
*	Affiliated Managers
	Group Inc.	168,250	18,401
	Raymond James
	Financial Inc.	480,500	18,374
	Moody’s Corp.	505,390	17,138
	Lazard Ltd. Class A	359,945	14,967
	Discover Financial Services	362,500	8,743
*	Citigroup Inc.	1,897,500	8,387
	Aflac Inc.	152,300	8,038
	Ameriprise Financial Inc.	118,900	7,262
	Capital One Financial Corp.	126,400	6,568
	Franklin Resources Inc.	52,500	6,567
	Waddell & Reed Financial
	Inc. Class A	159,575	6,480
	Public Storage	43,500	4,825
	US Bancorp	115,600	3,055
	Simon Property Group Inc.	20,100	2,154
			352,563
Health Care (11.4%)
*	Express Scripts Inc.	1,520,335	84,546
	UnitedHealth Group Inc.	1,668,627	75,422
*	Agilent Technologies Inc.	1,530,279	68,526
*	Waters Corp.	701,877	60,993
*	Amgen Inc.	877,760	46,916
	Cardinal Health Inc.	1,116,005	45,901
	Shire plc ADR	514,495	44,813

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	Cooper Cos. Inc.	624,780	43,391
	AmerisourceBergen Corp.
	Class A	988,669	39,112
*	Laboratory Corp. of
	America Holdings	376,285	34,667
*	Illumina Inc.	490,122	34,343
*	Hologic Inc.	1,544,859	34,296
	Stryker Corp.	530,337	32,245
*	Vertex Pharmaceuticals Inc.	655,337	31,410
*	Celgene Corp.	473,972	27,268
	Pfizer Inc.	1,179,857	23,963
	Teva Pharmaceutical
	Industries Ltd. ADR	463,531	23,255
*	Intuitive Surgical Inc.	63,993	21,339
*	Hospira Inc.	382,120	21,093
*	United Therapeutics Corp.	307,540	20,611
*	Watson Pharmaceuticals
	Inc.	315,370	17,664
	Novo Nordisk A/S ADR	127,781	16,002
	Perrigo Co.	197,300	15,689
*	ResMed Inc.	511,880	15,356
*	Allscripts Healthcare
	Solutions Inc.	730,100	15,325
*	DaVita Inc.	153,700	13,143
*	Bruker Corp.	568,727	11,858
*	Varian Medical
	Systems Inc.	163,810	11,080
	Patterson Cos. Inc.	319,900	10,298
	McKesson Corp.	129,300	10,221
*	Biogen Idec Inc.	136,550	10,021
*	Medco Health
	Solutions Inc.	174,000	9,772
*	Catalyst Health
	Solutions Inc.	172,563	9,651
*	ICON plc ADR	441,100	9,523
*	Gilead Sciences Inc.	215,622	9,151
*	Mednax Inc.	132,800	8,846
*	Edwards Lifesciences Corp.	87,400	7,604
	Abbott Laboratories	152,800	7,495
*	Mylan Inc.	327,300	7,420
*	Covance Inc.	134,420	7,355
*	Endo Pharmaceuticals
	Holdings Inc.	158,400	6,045
*	Community Health
	Systems Inc.	150,000	5,999
*	Cerner Corp.	48,177	5,357
*	Alexion Pharmaceuticals
	Inc.	52,130	5,144
	Allergan Inc.	70,200	4,986
*	Amylin Pharmaceuticals Inc.	317,518	3,610
	Johnson & Johnson	58,300	3,454
	Lincare Holdings Inc.	103,200	3,061
	Medtronic Inc.	38,299	1,507
			1,076,747

Industrials (13.5%)
	Caterpillar Inc.	1,209,896	134,722
	General Electric Co.	3,816,785	76,527
	Parker Hannifin Corp.	776,497	73,519
	Boeing Co.	821,785	60,755
	Honeywell International Inc.	984,711	58,797
	Deere & Co.	515,218	49,919
	Joy Global Inc.	500,172	49,422
	Emerson Electric Co.	730,011	42,655
	Dover Corp.	590,881	38,845
	AMETEK Inc.	881,833	38,686
	Illinois Tool Works Inc.	699,655	37,585
	Precision Castparts Corp.	248,316	36,547
*	BE Aerospace Inc.	1,020,464	36,257
*	IHS Inc. Class A	391,350	34,732
	Cummins Inc.	312,275	34,232
*	Foster Wheeler AG	798,240	30,030
	Fastenal Co.	456,090	29,568
*	Navistar International Corp.	417,350	28,935
	CH Robinson
	Worldwide Inc.	387,729	28,742
	Expeditors International of
	Washington Inc.	453,445	22,736
	MSC Industrial Direct Co.
	Class A	299,416	20,501
	Flowserve Corp.	150,335	19,363
	Chicago Bridge &
	Iron Co. NV	470,720	19,139
	Cooper Industries plc	276,360	17,936
	Ingersoll-Rand plc	342,200	16,532
	United Parcel Service Inc.
	Class B	211,500	15,719
	Pall Corp.	256,492	14,777
*	HUB Group Inc. Class A	382,162	13,830
*	Hertz Global Holdings Inc.	845,280	13,212
*	Swift Transporation Co.	863,230	12,689
*	Corrections Corp. of
	America	459,150	11,203
*	Alaska Air Group Inc.	170,307	10,801
	Lennox International Inc.	203,528	10,701
*	Stericycle Inc.	120,505	10,685
	IESI-BFC Ltd.	417,455	10,591
	JB Hunt Transport
	Services Inc.	223,445	10,149
*	WESCO International Inc.	154,900	9,681
*	CNH Global NV	175,100	8,501
	UTi Worldwide Inc.	419,681	8,494
	Donaldson Co. Inc.	134,403	8,238
	Landstar System Inc.	176,745	8,074
	Rockwell Automation Inc.	83,700	7,922
	Rockwell Collins Inc.	117,800	7,637
	Union Pacific Corp.	74,200	7,296
	Southwest Airlines Co.	545,300	6,887
	Waste Connections Inc.	236,900	6,820

Morgan Growth Fund

			Market
			Value
		Shares	($000)
*	Delta Air Lines Inc.	611,200	5,990
	PACCAR Inc.	109,700	5,743
*	TransDigm Group Inc.	64,505	5,407
	Pitney Bowes Inc.	81,700	2,099
*	AGCO Corp.	34,900	1,918
	Republic Services Inc.
	Class A	41,300	1,241
			1,272,987
Information Technology (35.2%)
*	Apple Inc.	909,249	316,828
	International Business
	Machines Corp.	1,830,892	298,564
	Oracle Corp.	6,275,267	209,406
*	EMC Corp.	6,527,832	173,314
	Altera Corp.	3,683,337	162,141
	Microsoft Corp.	6,351,859	161,083
	Cisco Systems Inc.	9,118,177	156,377
*	Google Inc. Class A	258,987	151,821
*	NetApp Inc.	2,269,401	109,340
*	Juniper Networks Inc.	1,974,920	83,105
*	Cognizant Technology
	Solutions Corp. Class A	877,505	71,429
	Xilinx Inc.	2,042,616	66,998
*	QLogic Corp.	3,575,487	66,325
*	Autodesk Inc.	1,458,688	64,343
*	Baidu Inc. ADR	428,822	59,096
	Analog Devices Inc.	1,476,610	58,149
*	VMware Inc. Class A	636,196	51,875
	QUALCOMM Inc.	890,629	48,833
*	Check Point Software
	Technologies Ltd.	933,796	47,670
*	Dell Inc.	3,271,950	47,476
*	Alliance Data
	Systems Corp.	528,355	45,380
*	VeriFone Systems Inc.	686,886	37,744
	Intersil Corp. Class A	2,951,236	36,743
*	Red Hat Inc.	807,689	36,661
*	Citrix Systems Inc.	491,796	36,127
*	Salesforce.com Inc.	260,307	34,772
*	Adobe Systems Inc.	1,044,932	34,650
*	BMC Software Inc.	668,415	33,247
*	IAC/InterActiveCorp	1,050,922	32,463
	Avago Technologies Ltd.	1,040,437	32,358
	Broadcom Corp. Class A	798,178	31,432
*	Emulex Corp.	2,760,737	29,457
	Amphenol Corp. Class A	537,410	29,230
*	eBay Inc.	931,852	28,925
*	Rovi Corp.	529,960	28,432
*	Skyworks Solutions Inc.	872,100	28,274
*	Atmel Corp.	1,919,656	26,165
	TE Connectivity Ltd.	572,788	19,945
	Fidelity National
	Information Services Inc.	594,670	19,440
*	Lam Research Corp.	324,370	18,379

*	Teradata Corp.	361,200	18,313
*	Riverbed Technology Inc.	478,933	18,032
*	Trimble Navigation Ltd.	347,265	17,551
*	MEMC Electronic
	Materials Inc.	1,246,198	16,151
*	F5 Networks Inc.	154,415	15,838
	Mastercard Inc. Class A	58,490	14,723
*	Intuit Inc.	262,900	13,960
	ADTRAN Inc.	307,800	13,069
*	RF Micro Devices Inc.	1,993,795	12,780
	Hewlett-Packard Co.	302,500	12,393
	Accenture plc Class A	221,000	12,148
*	Ariba Inc.	302,189	10,317
*	Nuance Communications
	Inc.	516,040	10,094
*	Alcatel-Lucent ADR	1,733,128	10,069
	Jabil Circuit Inc.	483,963	9,887
*	Polycom Inc.	190,420	9,873
*	Microsemi Corp.	454,500	9,413
	FLIR Systems Inc.	271,900	9,410
*	TriQuint Semiconductor Inc.	691,400	8,926
*	Fiserv Inc.	131,300	8,235
*	ON Semiconductor Corp.	720,322	7,110
*	Novellus Systems Inc.	146,200	5,428
*,3	Mail.ru Group Ltd. GDR	178,747	5,353
*	Motorola Mobility
	Holdings Inc.	202,637	4,944
	Intel Corp.	225,500	4,548
*,^	Longtop Financial
	Technologies Ltd. ADR	140,108	4,402
*	Flextronics International
	Ltd.	314,072	2,346
*	Motorola Solutions Inc.	51,157	2,286
*	Advanced Micro
	Devices Inc.	121,400	1,044
	Texas Instruments Inc.	25,200	871
	Visa Inc. Class A	11,400	839
			3,314,350
Materials (3.3%)
	Nucor Corp.	818,135	37,651
	EI du Pont de
	Nemours & Co.	605,827	33,302
	Cliffs Natural
	Resources Inc.	324,361	31,878
	Teck Resources Ltd.
	Class B	597,885	31,700
	Sherwin-Williams Co.	321,535	27,006
	Rio Tinto plc ADR	378,999	26,954
	Freeport-McMoRan
	Copper & Gold Inc.	280,900	15,604
	Praxair Inc.	143,930	14,623
	Albemarle Corp.	244,200	14,596
*	Crown Holdings Inc.	347,400	13,403
	Walter Energy Inc.	87,465	11,845

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	Newmont Mining Corp.	186,200	10,163
	Allegheny Technologies Inc.	134,942	9,138
	FMC Corp.	88,974	7,556
	International Paper Co.	228,600	6,899
	Ball Corp.	190,200	6,819
	Alcoa Inc.	363,000	6,407
	Lubrizol Corp.	11,600	1,554
	Monsanto Co.	7,400	535
			307,633
Telecommunication Services (1.3%)
*	American Tower Corp.
	Class A	953,394	49,405
	Vodafone Group plc ADR	1,117,308	32,123
*	NII Holdings Inc.	317,130	13,215
*	Crown Castle
	International Corp.	279,700	11,901
	Millicom International
	Cellular SA	109,905	10,569
*	MetroPCS
	Communications Inc.	307,700	4,997
			122,210
Utilities (0.1%)
*	AES Corp.	838,370	10,899
Total Common Stocks
(Cost $6,521,735)			8,979,495
Temporary Cash Investments (5.2%)[1]
Money Market Fund (2.8%)
[4,5]	Vanguard Market Liquidity
	Fund, 0.208%	260,004,161	260,004

	Face	Market
	Amount	Value
	($000)	($000)
Repurchase Agreement (2.2%)
Banc of America Securities,
LLC 0.140%, 4/1/11 (Dated
3/31/11, Repurchase Value
$211,800,000, collateralized
by Federal Home Loan
Mortgage Corp. 5.879%,
7/1/37, and Federal National
Mortgage Assn. 2.239%-
5.646%, 5/1/35-3/1/41)	211,800	211,800

U.S. Government and Agency Obligations (0.2%)
[6,7] Federal Home Loan Bank
Discount Notes,
0.250%, 6/15/11	6,000	5,998
[6,7] Freddie Mac Discount
Notes, 0.180%, 5/2/11	10,000	9,999
[6,7] Freddie Mac Discount
Notes, 0.271%, 6/7/11	220	220
		16,217
Total Temporary Cash Investments
(Cost $488,019)		488,021
Total Investments (100.4%)
(Cost $7,009,754)		9,467,516
Other Assets and Liabilities (-0.4%)
Other Assets		58,303
Liabilities[5]		(97,190)
		(38,887)
Net Assets (100%)		9,428,629

Morgan Growth Fund

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,455,001
Overdistributed Net Investment Income	(8,233)
Accumulated Net Realized Losses	(1,479,050)
Unrealized Appreciation (Depreciation)
Investment Securities	2,457,762
Futures Contracts	3,149
Net Assets	9,428,629

Investor Shares—Net Assets
Applicable to 319,329,685 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,101,440
Net Asset Value Per Share—
Investor Shares	$19.11

Admiral Shares—Net Assets
Applicable to 56,154,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,327,189
Net Asset Value Per Share—
Admiral Shares	$59.25

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $17,303,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 3.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the value of this security represented 0.1% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $17,795,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $15,517,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	37,564
Interest[2]	339
Security Lending	173
Total Income	38,076
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,288
Performance Adjustment	(483)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,032
Management and Administrative—Admiral Shares	1,561
Marketing and Distribution—Investor Shares	669
Marketing and Distribution—Admiral Shares	332
Custodian Fees	80
Shareholders’ Reports—Investor Shares	33
Shareholders’ Reports—Admiral Shares	20
Trustees’ Fees and Expenses	8
Total Expenses	16,540
Expenses Paid Indirectly	(250)
Net Expenses	16,290
Net Investment Income	21,786
Realized Net Gain (Loss)
Investment Securities Sold[2]	481,301
Futures Contracts	22,959
Realized Net Gain (Loss)	504,260
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,023,374
Futures Contracts	1,615
Change in Unrealized Appreciation (Depreciation)	1,024,989
Net Increase (Decrease) in Net Assets Resulting from Operations	1,551,035

1 Dividends are net of foreign withholding taxes of $110,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $390,000, $256,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,786	52,591
Realized Net Gain (Loss)	504,260	412,692
Change in Unrealized Appreciation (Depreciation)	1,024,989	467,615
Net Increase (Decrease) in Net Assets Resulting from Operations	1,551,035	932,898
Distributions
Net Investment Income
Investor Shares	(30,610)	(39,716)
Admiral Shares	(19,672)	(20,471)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(50,282)	(60,187)
Capital Share Transactions
Investor Shares	(332,072)	(417,198)
Admiral Shares	383,654	(69,202)
Net Increase (Decrease) from Capital Share Transactions	51,582	(486,400)
Total Increase (Decrease)	1,552,335	386,311
Net Assets
Beginning of Period	7,876,294	7,489,983
End of Period[1]	9,428,629	7,876,294
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($8,233,000) and $20,263,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.04	$14.32	$15.15	$21.45	$18.34	$17.04
Investment Operations
Net Investment Income	.041	.097	.114	.148	.207	.165
Net Realized and Unrealized Gain (Loss)
on Investments	3.125	1.733	(.804)	(4.912)	3.604	1.230
Total from Investment Operations	3.166	1.830	(.690)	(4.764)	3.811	1.395
Distributions
Dividends from Net Investment Income	(.096)	(.110)	(.140)	(.175)	(.204)	(.095)
Distributions from Realized Capital Gains	—	—	—	(1.361)	(.497)	—
Total Distributions	(.096)	(.110)	(.140)	(1.536)	(.701)	(.095)
Net Asset Value, End of Period	$19.11	$16.04	$14.32	$15.15	$21.45	$18.34

Total Return[1]	19.77%	12.81%	-4.27%	-23.70%	21.24%	8.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,101	$5,432	$5,239	$5,418	$6,590	$5,171
Ratio of Total Expenses to
Average Net Assets[2]	0.42%	0.44%	0.48%	0.38%	0.37%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.45%	0.62%	0.94%	0.80%	1.06%	0.95%
Portfolio Turnover Rate	61%	60%	87%	88%	79%	90%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, 0.02%, 0.00%, 0.00%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$49.75	$44.42	$47.03	$66.58	$56.94	$52.91
Investment Operations
Net Investment Income	.161	.372	.414	.555	.742	.620
Net Realized and Unrealized Gain (Loss)
on Investments	9.701	5.364	(2.502)	(15.244)	11.184	3.808
Total from Investment Operations	9.862	5.736	(2.088)	(14.689)	11.926	4.428
Distributions
Dividends from Net Investment Income	(.362)	(.406)	(.522)	(.641)	(.745)	(.398)
Distributions from Realized Capital Gains	—	—	—	(4.220)	(1.541)	—
Total Distributions	(.362)	(.406)	(.522)	(4.861)	(2.286)	(.398)
Net Asset Value, End of Period	$59.25	$49.75	$44.42	$47.03	$66.58	$56.94

Total Return	19.87%	12.95%	-4.09%	-23.57%	21.43%	8.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,327	$2,445	$2,251	$2,512	$2,683	$1,691
Ratio of Total Expenses to
Average Net Assets[1]	0.28%	0.30%	0.31%	0.21%	0.21%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.59%	0.76%	1.11%	0.97%	1.22%	1.14%
Portfolio Turnover Rate	61%	60%	87%	88%	79%	90%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.01%, 0.02%, 0.00%, 0.00%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Morgan Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fees of Frontier Capital Management Co., LLC, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance since December 31, 2008, relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $419,000 for the six months ended March 31, 2011.

For the six months ended March 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $483,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $1,526,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2011, these arrangements reduced the fund’s expenses by $250,000 (an annual rate of 0.01% of average net assets).

Morgan Growth Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,974,142	5,353	—
Temporary Cash Investments	260,004	228,017	—
Futures Contracts—Assets[1]	9	—	—
Futures Contracts—Liabilities[1]	(425)	—	—
Total	9,233,730	233,370	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	531	175,363	2,935
E-mini S&P 500 Index	June 2011	190	12,549	214

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $1,978,510,000 to offset future net capital gains of $879,082,000 through September 30, 2017, and $1,099,428,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Morgan Growth Fund

At March 31, 2011, the cost of investment securities for tax purposes was $7,009,754,000. Net unrealized appreciation of investment securities for tax purposes was $2,457,762,000, consisting of unrealized gains of $2,609,513,000 on securities that had risen in value since their purchase and $151,751,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2011, the fund purchased $2,564,006,000 of investment securities and sold $2,732,427,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	453,988	25,019	656,780	43,144
Issued in Lieu of Cash Distributions	29,637	1,644	38,554	2,500
Redeemed	(815,697)	(46,060)	(1,112,532)	(72,852)
Net Increase (Decrease)—Investor Shares	(332,072)	(19,397)	(417,198)	(27,208)
Admiral Shares
Issued	593,937	10,787	381,035	8,051
Issued in Lieu of Cash Distributions	17,322	310	17,395	364
Redeemed	(227,605)	(4,079)	(467,632)	(9,955)
Net Increase (Decrease)—Admiral Shares	383,654	7,018	(69,202)	(1,540)

J. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,197.74	$2.30
Admiral Shares	1,000.00	1,198.67	1.53
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.84	$2.12
Admiral Shares	1,000.00	1,023.54	1.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Morgan Growth Fund has renewed the fund’s investment advisory arrangements with Frontier Capital Management Co., LLC, Jennison Associates LLC, Kalmar Investment Advisers, Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Frontier Capital Management Company, LLC. Frontier, founded in 1980, is an investment management boutique that focuses on investing in small- and mid-capitalization stocks. Frontier is an affiliate of Affiliated Managers Group, but retains a 30% ownership interest. The firm employs a fundamental, bottom-up investment approach that seeks companies with a combination of superior growth potential and attractive valuation. The investment process emphasizes companies with understandable business models, good franchises, accelerating sales and margins, and healthy balance sheets. Analysts regularly interact with management and other companies in the supply chain to effectively construct a portfolio of stocks for the fund. Frontier has managed a portion of the fund since 2008.

Jennison Associates LLC. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial, Inc. The firm currently oversees a wide range of equity and fixed income strategies. The investment team at Jennison Associates uses internal fundamental research and a highly interactive bottom-up stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When evaluating a company for purchase or sale, the analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has managed a portion of the fund since 2007.

Kalmar Investment Advisers. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-capitalization growth stock. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward/low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies that are less well understood institutionally. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. Kalmar has managed a portion of the fund since 2008.

Wellington Management Company, LLP. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The investment team at Wellington Management uses traditional methods of stock selection to identify companies that it believes have above-average growth prospects, particularly those in industries undergoing change. Research focuses on large- and mid-cap companies with a proven record of sales and earnings growth, profitability, and cash-flow generation. Wellington Management has advised the fund since 1968.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1993.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Frontier, Jennison, Kalmar, and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Frontier, Jennison, Kalmar, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q262 052011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

VANGUARD MORGAN GROWTH FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.